Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Quint O. Turner, certify that:

1.	I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Air Transport Services Group, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 7, 2015

/s/ QUINT O. TURNER
Quint O. Turner
Chief Financial Officer (Principal Financial and Accounting Officer)